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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     September 28, 2001
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                            RMH Teleservices, Inc.
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            (Exact Name of Registrant as specified in its charter)


       Pennsylvania                    0-21333                  23-2250564
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


40 Morris Avenue, Bryn Mawr, PA                                      19010
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code  (610) 520-5300
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________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.

     On September 28, 2001, RMH Teleservices, Inc. (the "Company") announced that it raised net proceeds of approximately $22,080,000 in a private placement financing. The Company issued 2,426,982 shares of its common stock and warrants to purchase an addition 808,991 shares of its common stock pursuant to the private placement. See the press release attached hereto as Exhibit 99.1 regarding the private placement. The Company also issued to ThinkEquity Partners LLC, the placement agent for the private placement financing, a warrant to purchase 121,349 shares of the Company's common stock on terms and conditions substantively similar to the warrants issued by the Company on behalf of the investors in the private placement financing as set forth in Exhibit 10.3.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)   Financial Statements of Business Acquired.

                    Not applicable.

     (b)   Pro Forma Financial Information.


                    Not applicable.

           (c)   Exhibits.

                    Exhibit 10.1 Stock Purchase Agreement dated as of September 28, 2001 among RMH Teleservices, Inc. and the investors listed on Exhibit A thereto.

                    Exhibit 10.2 Registration Rights Agreement dated as of September 28, 2001 among RMH Teleservices, Inc., the individuals and entities listed on
                                   Schedule 1 thereto and ThinkEquity Partners
                                   LLC.

                    Exhibit 10.3 Form of Warrant dated as of September 28, 2001 executed by RMH Teleservices, Inc. to investors pursuant to the Stock Purchase Agreement dated as of September 28, 2001 among RMH Teleservices, Inc. and the investors listed on Exhibit A thereto and to ThinkEquity Partners LLC.

                    Exhibit 99.1   Press Release dated October 1, 2001.

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                                  Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RMH TELESERVICES, INC.

Dated: October 12, 2001                 By:    /s/ Scot Brunke
                                            ------------------------------------
                                            Scot Brunke
                                            Executive Vice President and
                                            Chief Financial Officer

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                                 Exhibit Index
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No.                 Description
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Exhibit 10.1        Stock Purchase Agreement dated as of September 28, 2001
                    among RMH Teleservices, Inc. and the investors listed on Exhibit A thereto.

Exhibit 10.2 Registration Rights Agreement dated as of September 28, 2001 among RMH Teleservices, Inc., the individuals and entities listed on Schedule 1 thereto and ThinkEquity Partners LLC.

Exhibit 10.3 Form of Warrant dated as of September 28, 2001 executed by RMH Teleservices, Inc. to investors pursuant to the Stock Purchase Agreement dated as of September 28, 2001 among RMH Teleservices, Inc. and the investors listed on ThinkEquity Partners LLC

Exhibit 99.1        Press Release dated October 1, 2001.

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